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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 JANUARY 9, 2001
                                                                 ---------------



                        ALLIANCE CAPITAL MANAGEMENT L.P.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-29961              13-4064930
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK               10105
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       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code                  212-969-1000
                                                                    ------------


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.
           ---------------------------------

                     Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.
           -------------------------------------

                     Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.
           ---------------------------

                     Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
           ----------------------------------------------

                     Not applicable.

Item 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.
           ------------------------------------------

                     Not applicable.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.
           ---------------------------------------

                     Not applicable.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ----------------------------------

                     (a)       Financial Statements of Businesses Acquired

                               None.

                     (b)       Pro Forma Financial Information

                               None.


                     (c)       Exhibits

                               99.4 Pursuant to Regulation FD, Alliance Capital
                                    Management L.P. is furnishing its Press
                                    Release dated January 9, 2001.

Item 8.  CHANGE IN FISCAL YEAR.
         ----------------------

                Not applicable.



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Item 9.  REGULATION FD DISCLOSURE.
         -------------------------

                  Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing a press release it released on January 9, 2001. The press release is attached hereto as Exhibit 99.4.



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                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: January 9, 2001                         By:  Alliance Capital Management
                                                    Corporation, General Partner


                                               By:  /s/ Robert H. Joseph, Jr.
                                                  -----------------------------
                                                    Robert H. Joseph, Jr.
                                                    Senior Vice President and
                                                    Chief Financial Officer